                                                                    Exhibit 99.1

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $615,308,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2003-24A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      WAL
                                                     to WA         WAL to        Est. Pmt
                                                     Months       Optional     to Optional   Initial      Legal
                Approx.    Initial    Security      To Roll     Termination    Termination    Loss        Final         Ratings
    Class       Size ($)  Coupon(1) Description (yrs) (2)(3)(4)  (yrs) (2)      Window (2)  Coverage    Maturity    (S&P / Moody's)
------------------------------------------------------------------------------------------------------------------------------------
    1-A1      $15,000,000  4.600%   Variable PT       2.51          2.96       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
    1-A2      $30,000,000  3.870%   Variable PT       2.51          2.96       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
    1-A3     $103,008,000  5.000%   Variable PT       2.51          2.96       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
  1-PAX (5)      Notional  4.500%  Interest Only      2.50          2.50       08/03 - 05/08  5.35%    05/25/2008      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
     2-A     $144,336,000  3.970%   Variable PT       2.50          2.95       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
  2-AX (5)       Notional  3.970%  Interest Only      2.50          2.50       08/03 - 05/08  5.35%    05/25/2008      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
    3-A1      $96,705,000  4.060%   Variable PT       2.50          2.96       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
    3-A2      $96,705,000  3.815%   Variable PT       2.50          2.96       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
  3-AX (5)       Notional  4.000%  Interest Only      2.49          2.49       08/03 - 05/08  5.35%    05/25/2008      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
     4-A      $75,270,000  4.310%   Variable PT       2.84          2.96       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
  4-AX (5)       Notional  4.310%  Interest Only      2.94          2.94       08/03 - 04/10  5.35%    04/25/2010      AAA / Aaa
  4-PAX (5)      Notional  4.310%  Interest Only      2.94          2.94       08/03 - 04/10  5.35%    04/25/2010      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
     5-A      $26,069,000 Variable  Variable PT       2.95          2.95       08/03 - 05/11  5.35%    07/25/2033      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
   B1 (6)     $19,536,000 Variable     Sub PT         4.48          5.29       08/03 - 05/11  2.20%    07/25/2033       AA / NR
   B2 (6)      $4,959,000 Variable     Sub PT         4.48          5.29       08/03 - 05/11  1.40%    07/25/2033        A / NR
   B3 (6)      $3,720,000 Variable     Sub PT         4.48          5.29       08/03 - 05/11  0.80%    07/25/2033       BBB / NR
 B4 (6) (7)    $1,859,000 Variable  Not Offered    Not Offered   Not Offered    Not Offered   0.50%    07/25/2033       BB / NR
 B5 (6) (7)    $1,547,000 Variable  Not Offered    Not Offered   Not Offered    Not Offered   0.25%    07/25/2033        B / NR
 B6 (6) (7)    $1,565,999 Variable  Not Offered    Not Offered   Not Offered    Not Offered   0.00%    07/25/2033       NR / NR
------------------------------------------------------------------------------------------------------------------------------------
    R (8)            $100 Variable    Residual         NA           0.07       08/03 - 08/03  5.35%    07/25/2033      AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


(1)  The Class coupons are described under "Interest Rates" on page 6.
(2) Prepayments were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in August 2003.
(3) The WA Months to Roll for Mortgage Pool 1 is month 58 (the Distribution Date in May 2008), for Mortgage Pool 2 is month 58 (the Distribution Date in May 2008), for Mortgage Pool 3 is month 58 (the Distribution Date in May
     2008), for Mortgage Pool 4 is month 81 (the Distribution Date in April
     2010) and for Mortgage Pool 5 is month 117 (the Distribution Date in April
     2013). The WAL to WA Months to Roll assumes Senior Certificates for Mortgage Pools 1 through 5 are paid in full on the earlier of (A) the Distribution Date occurring in the month of May 2008 for Mortgage Pools 1 through 3 and on the Distribution Date in April 2010 and April 2013 for Mortgage Pools 4 and 5 respectively, and (B) the Optional Termination Date.
(4) The WA Months to Roll for the aggregate collateral pool, Mortgage Pools 1 through 5, is month 64 (the Distribution Date in November 2008). The WAL to WA Months to Roll assumes Subordinate Certificates are paid in full on the Distribution Date occurring in the month of November 2008.
(5) The Class 1-PAX, 2-AX, 3-AX, 4-AX, and 4-PAX will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional amounts. After the Distribution Date in May 2008 the Class 1-PAX will no longer be entitled to receive distributions of any kind. After the Distribution Date in May 2008 the Class 2-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in May 2008 the Class 3-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in April 2010 the Class 4-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in April 2010 the Class 4-PAX will no longer be entitled to receive distributions of any kind.
(6)  Crossed-subordinate bonds.
(7)  Not offered under this term sheet.
(8)  Non-economic REMIC residual.


--------------------------------------------------------------------------------
      All collateral statistics described herein are based on the SCHEDULED collateral balances as of July 1, 2003 unless otherwise indicated. The information contained herein will be superseded by the description of the mortgage loans contained in the PROSPECTUS SUPPLEMENT. The PROSPECTUS
       SUPPLEMENT supersedes the information in all prior collateral term sheets, if any.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o    The deal is comprised of 5 Mortgage Pools:
         Mortgage Pool 1 is comprised of 5-year Hybrid ARMs all of which have prepayment penalties; 89.46% were originated by Aurora Loan Services Inc ("ALS"). The 5-year Hybrid ARMs in Pool 1 are indexed to either 6-month LIBOR (96.51%) or 12-month LIBOR (3.49%).
         Mortgage Pool 2 is comprised of 5-year Hybrid ARMs; 92.14% were originated by ALS. The 5-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (90.37%), 12-month LIBOR (8.57%), or 1-year CMT (1.06%).
         Mortgage Pool 3 is comprised of 5-year Hybrid ARMs; 91.34% were originated by ALS. The 5-year Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (89.83%), 12-month LIBOR (8.24%), or 1-year CMT (1.93%).
         Mortgage Pool 4 is comprised of 7-year Hybrid ARMs; 91.53% were originated by ALS. The 7-year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (94.91%), 12-month LIBOR (4.79%), or 1-Year CMT (0.30%).
         Mortgage Pool 5 is comprised of 10-year Hybrid ARMs; 92.79% were originated by ALS. The 10-year Hybrid ARMs in Pool 5 are indexed to either 6-month LIBOR (94.32%) or 1-year CMT (5.68%).

o Interest and principal on Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 10% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.

o In addition to the Certificates listed on page one, the Trust will issue 3 additional classes of certificates - the Class P-I, P-II and P-III. The Class P-I Certi?cates will be entitled to receive prepayment penalties paid by borrowers upon voluntary full or partial prepayment of the mortgage loans in pool 1. The Class P-II Certi?cates will be entitled to receive prepayment penalties paid by borrowers upon voluntary full or partial prepayment of the mortgage loans in pool 2 and pool 5. The Class P-III Certi?cates will be entitled to receive prepayment penalties paid by borrowers upon voluntary full or partial prepayment of the mortgage loans in pool 4. These amounts will not be available for distribution to other classes of certi?cates.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                           Priority of Distributions
--------------------------------------------------------------------------------
    Distributions will be made on each Distribution Date from the applicable
     Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

  Mortgage Pool 1            Mortgage Pool 2            Mortgage Pool 3            Mortgage Pool 4            Mortgage Pool 5
     Available                  Available                  Available                  Available                 Available
Distribution Amount        Distribution Amount        Distribution Amount        Distribution Amount        Distribution Amount
-------------------        -------------------        -------------------        -------------------        -------------------
First, to Class R,         First, to Class 2-A,      First, to Class 3-A1,      First, to Class 4-A,        First, to Class 5-A
I-A1, I-A2, I-A3            and 2-AX to pay          3-A2, and 3-AX to Pay       4-AX and 4-PAX To            to pay interest
and I-PAX to pay                interest                   interest                 pay interest
    interest
-------------------        -------------------        -------------------        -------------------        -------------------
        |                           |                         |                           |                          |
        |                           |                         |                           |                          |
        |                           |                         |                           |                          |
        v                           v                         v                           v                          v
-------------------        -------------------        -------------------        -------------------        -------------------
Second, to Class R,       Second, to Class 2-A       Second, to Class 3-A1       Second, to Class 4-A       Second, to Class 5-A
I-A1, IA2, and I-A3         to pay principal            and 3-A2 to pay            to pay principal           to pay principal
 to Pay principal                                          principal
-------------------        -------------------        -------------------        -------------------        -------------------
        |                           |                         |                           |                          |
        |                           |                         |                           |                          |
        |                           |                         |                           |                          |
        --------------------------------------------------------------------------------------------------------------
                                                              |
                                                              |
                                                              |
                                                              v
                                              -----------------------------------
                                              To Class B1, B2, B3, B4, B5 and B-6
                                                  to pay interest and principal
                                              -----------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                  July 1, 2003

Expected Pricing Date:         Week of July 22, 2003

Expected Settlement Date:      July 30, 2003

Distribution Dates:            25th of each month, commencing in August 2003

Collection Period:             The calendar month preceding the current
                               Distribution Date

Issuer:                        Structured Asset Securities Corp. ("SASCO")

Master Servicer:               Aurora Loan Services, Inc. ("ALS")

Servicers:                     ALS (98.28%), Cendant Mortgage Corporation
                              (0.62%),  Wells Fargo (0.58%), and Colonial
                               Savings (0.51%).

Master Servicer Fee:           The Master Servicer will be paid a monthly fee
                               (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage
                               Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                 0.250% per annum on the outstanding mortgage
                               balance for ALS Serviced loans and 0.375% per annum on the outstanding mortgage balance for Cendant Mortgage Corporation, Colonial Savings
                               F.A. and Wells Fargo Serviced Loans.

Trustee:                       JP Morgan Chase Bank

Trustee Fee:                   0.0075% per annum

Rating Agencies:               Standard and Poor's ("S&P") will rate all of the
                               Offered Certificates. Moody's will rate all the Senior Certificates.

Day Count:                     30/360

Delay Days:                    24 Day Delay: All Classes.
                               -------------

Registration:                  Book-entry form through DTC


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Minimum Denomination:             Class 1-A1, 1-A2, 1-A3,  2-A, 3-A1, 3-A2,
                                  4-A and 5-A: $25,000 /$1 thereafter.
                                  Class 1-PAX, 2-AX, 3-AX, 4-AX, and 4-PAX:
                                  $1,000,000 /$1 thereafter.
                                  Class B1, B2, and B3: $100,000/$1 thereafter.


Tax Status:                       REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                       25% CPR per annum.

SMMEA Eligibility:                All offered classes will be SMMEA eligible
                                  except for Class B2 and B3 Certificates.

ERISA Eligibility:                All offered Certificates will be ERISA
                                  eligible (other than the Class R Certificate).

Due Period:                       The "Due Period" related to each Distribution
                                  Date starts on the second day of the month preceding the month in which such Distribution
                                  Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

PAX Mortgage Loans:               The Mortgage Loans in each respective Pool
                                  with prepayment penalty provisions, for which the seller owns the servicing rights (the "PAX
                                  Mortgage Loans"). The PAX Mortgage Loans in
                                  Mortgage Pool 4 are related to the Class 4-PAX
                                  Certificates.

AX Mortgage Loans:                The Mortgage Loans other than the PAX Mortgage
                                  Loans in each respective Pool (the "AX
                                  Mortgage Loans"). The AX Mortgage Loans in
                                  Mortgage Pool 4 are related to the Class 4-AX
                                  Certificates.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Adjusted Net WAC:                   The "Adjusted Net WAC" for Pool 4 for each
                                    Distribution Date will be the weighted
                                    average, based on their respective principal balances, of the interest rates on:

                                    (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 4 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) 4.31% and (y) the weighted average Net
                                    Mortgage Rate of the Pool 4 PAX Mortgage
                                    Loans at the beginning of the related Due
                                    Period and, (2) an obligation having a
                                    principal balance equal to the aggregate principal balance of the Pool 4 AX Mortgage Loans and bearing interest at a rate equal to the lesser of (x) 4.31% and (y) the weighted average Net Mortgage Rate of the Pool 4 AX Mortgage Loans at the beginning of the related Due Period.

Interest Rates:                     Class 1-A1 will bear interest at a rate
                                    equal to the lesser of (i) 4.600% per annum and (ii) the Net WAC of Mortgage Pool 1, up to and including the distribution date in May 2008 (month 58). Beginning with the distribution date in June 2008, the Class
                                    1-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class 1-A2 will bear interest at a rate
                                    equal to the lesser of (i) 3.870% per annum and (ii) the Net WAC of Mortgage Pool 1, up to and including the distribution date in May 2008 (month 58). Beginning with the distribution date in June 2008, the Class 1-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class 1-A3 will bear interest at a rate
                                    equal to the lesser of (i) 5.00% per annum and (ii) the Net WAC of Mortgage Pool 1, up to and including the distribution date in May 2008 (month 58). Beginning with the distribution date in June 2008, the Class 1-A3 will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 1-PAX will bear interest at a rate
                                    equal to 4.500% per annum until the
                                    distribution date in May 2008 (month 58) based on a Notional Amount. After the distribution date in May 2008, the Class
                                    1-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 1-PAX on any distribution date up to and including the distribution date in May
                                    2008 will be equal to the following:

                                    The sum of (A) the product of (i) a
                                    fraction, the numerator of which is the
                                    excess, if any, of (1) the Net WAC for Pool
                                    1 for the related Distribution Date over (2)
                                    4.60%, and the denominator of which is 4.50% and (ii) the Class Principal Amount of the Class 1-A1 Certificates immediately prior to such Distribution Date, and (B) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC for Pool 1 for the related Distribution Date over (2) 3.87%, and the denominator of which is 4.50% and (ii) the Class Principal Amount of the Class 1-A2 Certificates immediately prior to such Distribution Date. (C) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC for Pool 1 for the related Distribution Date over (2) 5.00% and the denominator of which is 4.50% and (ii) the Class Principal Amount of the Class 1-A3 Certificates immediately prior to such Distribution Date.

                                    The initial Class 1-PAX Notional Amount is approximately $13,643,509.

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                                    Class 2-A will bear interest at a rate equal to the lesser of (i) 3.97% per annum and
                                    (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in May 2008 (month 58). Beginning with the distribution date in June 2008, the Class 2-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-AX will bear interest at a rate
                                    equal to 3.97% per annum until the
                                    distribution date in May 2008 (month 58) based on a Notional Amount. After the distribution date in May 2008, the Class
                                    2-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-AX on any distribution date up to and including the distribution date in May
                                    2008 will be equal to the following:

                                    The balance of the Class 2-A Senior
                                    Certificate multiplied by the following
                                    fraction:

                                            The excess, if any, between
                                      (1) the Net WAC of Pool 2 and (2) 3.97%
                                    -------------------------------------------
                                                      3.97%

                                    The initial Class 2-AX Notional Amount is approximately $41,981,446.

                                    Class 3-A1 will bear interest at a rate
                                    equal to the lesser of (i) 4.06% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in May 2008 (month 58). Beginning with the distribution date in June 2008, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-A2 will bear interest at a rate
                                    equal to the lesser of (i) 3.815% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in May 2008 (month 58). Beginning with the distribution date in June 2008, the Class 3-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-AX will bear interest at a rate
                                    equal to 4.00% per annum until the
                                    distribution date in May 2008 (month 58) based on a Notional Amount. After the distribution date in May 2008, the Class 3-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-AX on any distribution date up to and including the distribution date in May 2008 will be equal to the following:

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         The sum of (A) the product of (i) a
                                    fraction, the numerator of which is the
                                    excess, if any, of (1) the Net WAC for Pool
                                    3 for the related Distribution Date over (2)
                                    4.06%, and the denominator of which is 4.00% and (ii) the Class Principal Amount of the Class 3-A1 Certificates immediately prior to such Distribution Date, and (B) the product of (i) a fraction, the numerator of which is the excess, if any, of (1) the Net WAC for Pool 3 for the related Distribution Date over (2) 3.815%, and the denominator of which is 4.00% and (ii) the Class Principal
                                    Amount of the Class 3-A2 Certificates
                                    immediately prior to such Distribution Date.

                                    The initial Class 3-AX Notional Amount is approximately $56,711,796.

                                    Class 4-A will bear interest at a rate equal
                                    4.31% per annum up to and including the
                                    distribution date in April 2010 (month 81);
                                    provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 4 is less than 4.31%, the interest rate for the Class 4-A shall equal the Adjusted Net WAC for Mortgage Pool 4. Beginning with the distribution date in May 2010, the Class 4-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                                    Class 4-AX will bear interest at a rate
                                    equal to 4.31% per annum until the
                                    distribution date in April 2010 (month 81) based on a Notional Amount. After the distribution date in April 2010, the Class 4-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 4-AX on any distribution date up to and including the distribution date in April 2010 will be equal to the following: The balance of the Pool 4 AX Mortgage Loans multiplied by the following fraction:

                                            The excess, if any, of:
                                    (1) the Net WAC of Pool 4 AX Mortgage Loans
                                                  over (2) 4.31%
                                    --------------------------------------------
                                                      4.31%

                                    The initial Class 4-AX Notional Amount is approximately $7,262,746.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 4-PAX will bear interest at a rate
                                    equal to 4.31% per annum until the
                                    distribution date in April 2010 (month 81) based on a Notional Amount. After the distribution date in April 2010, the Class
                                    4-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 4-PAX on any distribution date up to and including the distribution date in April
                                    2010 will be equal to the following:

                                    The balance of the Pool 4 PAX Mortgage Loans multiplied by the following fraction:

                                            The excess, if any, of:
                                    (1) the Net WAC of Pool 4 AX Mortgage Loans
                                                  over (2) 4.31%
                                    --------------------------------------------
                                                      4.31%

                                    The initial Class 4-PAX Notional Amount is approximately $11,383,183.


                                    Class 5-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 5.


                                    Classes B1, B2, B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B1, B2, B3,
                                    B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding Pool Subordinate Amounts (as defined on page 14).

                                    Underlying Subordinate Rate:

                                    For each Mortgage Pool (except Pool 4), the
                                    Underlying Subordinate Rate will equal the corresponding Mortgage Pool Net WAC.

                                    For the accrual period up to and including
                                    March 2010, the Pool 4 Underlying
                                    Subordinate Rate will be equal to the lesser of (i) 4.31% and (ii) the Adjusted Net WAC of Mortgage Pool 4. Beginning with the accrual period starting in April 2010 (month
                                    81), the Pool 4 Underlying Subordinate Rate will be equal to the Net WAC of collateral in Pool 4.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Basis Risk Protection:
                                    With respect to any Distribution Date on or prior to the Distribution Date in April 2010
                                    (month 81), to the extent that the interest distributed on the Class 4-A, Class B1,
                                    Class B2, Class B3, Class B4, Class B5 or
                                    Class B6 Certificates (each, a "Basis Risk
                                    Protected Certificate") is limited due to either the weighted average Net Mortgage
                                    Rate on the Pool 4 AX Mortgage Loans or the weighted average Net Mortgage Rate on the Pool 4 PAX Mortgage Loans being below 4.31%, the amount of any such shortfall to such Certificates is referred to herein as a "Basis Risk Shortfall."

                                    On each Distribution Date, amounts otherwise payable to the Class 4-AX or Class 4-PAX Certificates, if any, will be used to pay any unpaid Basis Risk Shortfalls for such Distribution Date or any prior Distribution Date to the Basis Risk Protected Certificates. The amounts paid with respect to any Basis Risk Shortfalls shall be treated as having been distributed to the Class 4-AX and 4-PAX Certificates, as applicable, and the Class 4-AX and Class 4-PAX Certificates shall have no right to reimbursement for such amounts.

                                    For information reporting purposes, the
                                    Trustee will treat the entitlement of the holders of the Basis Risk Protected Certificates to receive payments in respect of Basis Risk Shortfalls as interests in interest rate cap contracts written by the holders of the Class 4-AX and Class 4-PAX Certificates in favor of the holders of the Basis Risk Protected Certificates.

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Senior Certificates:
                                    Credit enhancement for the Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

        -------------------------------------------------------------------
           Distribution Dates (months)                  Shift %
        -------------------------------------------------------------------
                      1 - 84                             100%
        -------------------------------------------------------------------
                     85 - 96                             70%
        -------------------------------------------------------------------
                     97 - 108                            60%
        -------------------------------------------------------------------
                    109 - 120                            40%
        -------------------------------------------------------------------
                    121 - 132                            20%
        -------------------------------------------------------------------
                       133+                               0%
        -------------------------------------------------------------------

o *If the Subordinate Test% is greater than 2 times the original Subordinate Test%:

        -------------------------------------------------------------------
           Distribution Dates (months)                 Shift %
        -------------------------------------------------------------------
                      1 - 36                             50%
        -------------------------------------------------------------------
                       37+                                0%
        -------------------------------------------------------------------

(*If the total AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 through 5, calculate the following:
----------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA as follows:
     1) Pay sequentially (a) to Class R, and (b) pro-rata to the Class 1-A1 and Class 1-A2, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
     1)  Pay to the Class 2-A, until reduced to zero.

Pool 3 Senior PDA as follows:
     1)  Pay pro-rata to the Class 3-A1 and Class 3-A2, until reduced to zero.

Pool 4 Senior PDA as follows:
     1)  Pay Class 4-A, until reduced to zero.

Pool 5 Senior PDA as follows:
     1)  Pay Class 5-A, until reduced to zero.


II. Pay all Subordinate PDA without regard to mortgage group as follows*:
-------------------------------------------------------------------------
*Subject to credit support tests
1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules (cont.):
--------------------------------

The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:
-----------------------------

Total Mortgage Pool 1 through 5 collateral less the current principal balance of the Mortgage Pool 1 through 5 Senior Bonds (excluding notional balances).

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:
--------------------------

Total Mortgage Pool 5 collateral less the current principal balance of the Mortgage Pool 5 Senior Bonds (excluding notional balances).




------------------------------------------------------------------------------
                                    Contacts
------------------------------------------------------------------------------
    MBS Trading               Brendan Garvey                  (212) 526-8315
                              Brian Hargrave                  (212) 526-8320
------------------------------------------------------------------------------
    Residential Finance       Stan Labanowski                 (212) 526-6211
                              Mike Hitzmann                   (212) 526-5806
                              Darius Houseal                  (212) 526-9466
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS            RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------
                                          5/1 & 5/25           5/1 & 5/25             5/1 & 5/25              7/1 & 7/23
                                          Hybrid ARMs          Hybrid ARMs            Hybrid ARMs             Hybrid ARMs
                                            Pool 1               Pool 2                 Pool 3                  Pool 4
                                            ------               ------                 ------                  ------
Total Number of Loans                                  385                  342                     490                    229
Total Outstanding Loan Balance                $156,374,012         $152,495,067            $204,342,428            $79,525,257
Average Loan Principal Balance                    $406,166             $445,892                $417,025               $347,272
Range of Loan Principal Balance        $58,389 - 2,800,000  $59,522 - 2,496,996    $55,144 - $2,170,000   $49,600 - $3,146,500
Weighted Average Coupon                             5.403%               5.384%                  5.372%                 5.578%
Range of Coupons                           4.250% - 6.750%      3.625% - 6.500%         3.875% - 7.250%        4.500% - 7.000%
Weighted Average Margin                             2.305%               2.251%                  2.253%                 2.282%
Range of Margins                           2.250% - 5.000%      2.000% - 2.875%         2.000% - 2.875%        2.000% - 5.000%
Weighted Average Initial Periodic Cap               5.965%               5.904%                  5.897%                 5.949%
Range of Initial Periodic Caps             5.000% - 6.000%      5.000% - 6.000%         5.000% - 6.000%        5.000% - 6.000%
Weighted Average Periodic Cap                       2.001%               2.000%                  2.000%                 2.000%
Range of Periodic Caps                     2.000% - 2.875%      2.000% - 2.000%         2.000% - 2.000%        2.000% - 2.000%
Weighted Average Maximum Rate                      11.368%              11.288%                 11.269%                11.528%
Weighted Average Floor                              2.305%               2.251%                  2.253%                 2.285%

Weighted Average Original Term (mo.)                   360                  360                     360                    360

Weighted Average Remaining Term (mo.)                  359                  359                     358                    358
Range of Remaining Term (mo.)                    353 - 359            349 - 359               351 - 359              351 - 359
Weighted Average Original LTV                       70.19%               68.10%                  68.07%                 67.22%
Range of Original LTV                     14.18% - 100.00%     23.14% - 100.00%        25.00% - 100.00%       23.37% - 100.00%
Weighted Average FICO                                  715                  717                     721                    729
Range of FICO                                    620 - 800            620 - 810               620 - 807              622 - 810
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                               10/1 & 10/20
                                               Hybrid ARMs
                                                 Pool 5
                                                 ------
Total Number of Loans                                    59
Total Outstanding Loan Balance                  $27,543,334
Average Loan Principal Balance                     $466,836
Range of Loan Principal Balance        $98,500 - $1,344,584
Weighted Average Coupon                              5.834%
Range of Coupons                            4.750% - 6.375%
Weighted Average Margin                              2.263%
Range of Margins                            2.000% - 2.750%
Weighted Average Initial Periodic Cap                5.943%
Range of Initial Periodic Caps              5.000% - 6.000%
Weighted Average Periodic Cap                        2.000%
Range of Periodic Caps                      2.000% - 2.000%
Weighted Average Maximum Rate                       11.778%
Weighted Average Floor                               2.263%

Weighted Average Original Term (mo.)                    360

Weighted Average Remaining Term (mo.)                   358
Range of Remaining Term (mo.)                     353 - 359
Weighted Average Original LTV                        59.80%
Range of Original LTV                       23.81% - 95.00%
Weighted Average FICO                                   730
Range of FICO                                     601 - 802
------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS            RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------
                                             5/1 & 5/25     5/1 & 5/25     5/1 & 5/25       7/1 & 7/23     10/1 & 10/20
                                            Hybrid ARMs    Hybrid ARMs    Hybrid ARMs     Hybrid ARMs     Hybrid ARMs
                                              Pool 1         Pool 2         Pool 3           Pool 4          Pool 5
                                              ------         ------         ------           ------          ------
Lien Position
First                                             100.0%         100.0%          100.0%          100.0%          100.0%
Second                                              0.0%           0.0%            0.0%            0.0%            0.0%
Geographic Distribution
(Other states account individually for
less than                                   CA -  60.52%    CA - 54.87%     CA - 50.62%     CA - 48.78%     CA - 46.59%
7% of the Cut-off Date principal balance)    FL - 10.03%     CO - 6.98%      CO - 6.32%      FL - 9.53%      NY - 8.41%
                                                                                                             MN - 8.28%
                                                                                                             NC - 7.70%
Occupancy Status
Primary Home                                      76.45%         80.11%          78.61%          78.53%          75.10%
Investment                                        16.97%         12.53%          13.01%          14.91%           9.74%
Second Home                                        6.57%          7.36%           8.38%           6.57%          15.16%

Delinquency Statistics
Current                                           99.89%         99.56%          99.23%         100.00%          99.64%
One Payment Delinquent                             0.11%          0.44%           0.77%           0.00%           0.36%

Loans with Prepayment Penalites
Total Number of Loans                                385             34               0             124              15
Total Principal Balance                     $156,374,012    $15,595,802           $0.00     $44,736,282      $9,894,945
% of Principal Balance                           100.00%         10.23%           0.00%          56.25%          35.93%
Weighted Average Coupon                           5.403%          5.54%           0.00%          5.664%          5.957%
Loans without  Prepayment Penalites
Total Number of Loans                                  0            308             490            105              44
Total Principal Balance                            $0.00   $136,899,266    $204,342,428     $34,788,975     $17,648,390
% of Principal Balance                             0.00%         89.77%         100.00%          43.75%          64.08%
Weighted Average Coupon                            0.00%         5.367%          5.372%          5.468%          5.766%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS            RESIDENTIAL MORTGAGE FINANCE

















--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).